                                                                    Exhibit 31.2

                          NUTRITION MANAGEMENT SERVICES
                                    COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

                            Section 302 Certification

I, LINDA HAINES, certify that:

(1)  I have  reviewed  this annual  report on Form 10-K of NUTRITION  MANAGEMENT
     SERVICES COMPANY, a Pennsylvania corporation (the "Registrant");

(2)  Based on my  knowledge,  this  annual  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this annual report;

(3)  Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this annual report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report;

(4)  The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

     a.   Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the
          Registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b.   Evaluated the  effectiveness of the Registrant's  disclosure  controls and  procedures  and  presented in this report our  conclusions  about effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c.   Disclosed  in this  report  any  change in the  Registrant's  internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's  fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  Registrant's  internal control over financial reporting; and

(5)  The Registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control financial reporting,  to the
     Registrant's  auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

     a.   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b.   Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  Registrant's  internal control over financial reporting.

Date: October 20, 2003

      By: /s/ Linda Haines
          ------------------------------
          Linda Haines
          Principal Financial Manager